SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 12, 2005



                          FLORIDA COMMUNITY BANKS, INC.
             (Exact name of registrant as specified in its charter)




  Florida                          000-1170902                  35-2164765
  -------                          -----------                  ----------
(State or other jurisdiction  Commission File Number         (I.R.S. Employer
    of incorporation)                                        Identification No.)




                1400 North 15th Street, Immokalee, Florida 34142
                    (address of principal executive offices)

                  Registrant's telephone number: (239) 657-3171




                                 Not Applicable

          (Former name or former address, if changed since last report)




ITEM 5.02. Departures of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On March 12, 2005, Thomas V. Ogletree, the Chief Financial Officer of Florida Community Banks, Inc. (the "Company") passed away.

Guy Harris, age 46, has been appointed as the Company's new Chief Financial Officer effective as of March 14, 2005. Since June of 2004, Mr. Harris has served as Chief Financial Officer of the Company's wholly-owned subsidiary, Florida Community Bank ("Bank"). From 2003, until June of 2004, he served as the Bank's Vice President and Internal Auditor. From 2001 to 2003, Mr. Harris was the Vice President and Chief Financial Officer of Marine National Bank in Naples, Florida, and from 1999 to 2001 he was the Vice President and Controller of Citizens Community Bank, headquartered in Marco Island, Florida.

Mr. Harris does not have an employment contract with Florida Community Banks, Inc. at this time.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 17, 2005

Florida Community Banks, Inc.
(Registrant)


By:      /s/ Stephen L. Price
         ---------------------
         Stephen L. Price
         Chairman, President & Chief Executive Officer